SUB-ITEM 77H

As of February 28, 2015, the following entity no longer owned 25% or more of the voting securities of the Fund:

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|FUND                                 |ENTITY                                  |
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|MFS Low Volatility Equity Fund       |Massachusetts Financial Services Company|
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|MFS Low Volatility Global Equity Fund|Massachusetts Financial Services Company|
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